EXHIBIT 99.03

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About Alliance Capital – Ownership Structure

As of September 30, 2002

Unit Ownership

Public Unitholders
Alliance Capital Mgmt. Holding L.P. (NYSE: AC)
General Partner and Limited Partners
30%
70%
70,126,375
173,808,385
Alliance Capital Management L.P.
243,934,760 units outstanding

Alliance Capital Beneficial Ownership

Unaffiliated
33.0%
52.5%
AXA Financial*
14.5%
Employees

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Globally Positioned in Key Markets

As of September 30, 2002

Seattle
San Francisco
Los Angeles
San Antonio
Houston
Dallas
Minneapolis
Chicago
Toronto
Cleveland
Scranton
New York
Secaucus
Washington, DC
West Palm Beach
Miami
São Paulo
Luxembourg
Munich
London
Paris
Madrid
Bahrain
Mumbai
(Bombay)
Johannesburg
Cape Town
Seoul
Tokyo
Taipei
Hong Kong
Singapore
Sydney
Melbourne
Wellington
▪ Investment Management
○ Marketing and/or Client/Shareholder Servicing
□ Joint Venture Relationships
Δ Private Client

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Balanced Product Mix – AUM by Investment and Client Orientation

$386 Billion
at Dec. 31, 2002

Investment Orientation*

Value Equity
26%
$98
Fixed
Income
40%
$155
$109
$24
Growth
Equity
28%
Passive
6%

Client Orientation

Retail
35%
$136
Institutional
Investment
Mgmt.
55%
$211
$39
Private
Client
10%

Amounts in $ billions.
Equity includes balanced portfolios AUM.

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A Strong Global Presence– AUM by Client Location [1]

$386 Billion
at Dec. 31, 2002

International
14%
$54
U.S.
86%
$332

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Broad Range of Investment Disciplines

Large-Cap Value
Small & Mid-Cap Value
Structured Value Equities
Global/ Int'l Value
Emerging Markets Value
REITS
Large-Cap Growth
Multi-Cap Growth
Mid-Cap Growth
Small-Cap Growth
Structured Growth Equities
Passive (US & Global)
Global/ Int'l Growth
Emerging Markets Growth
Hedge Funds
Sector Rotation (US & Global)
Mortgages
High Yield (US & Global)
Emerging Markets
Municipals
Cash Management
Insurance Portfolios
Value Equity Research and Trading
Growth Equity Research and Trading
Fixed-Income Research and Trading
Marketing
Administration
Systems

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Diverse Group of Clients

As of September 30, 2002

Wholesale	*Direct Sales*		
Retail	***Institutional Investment Mgmt***	***Private Client***	***Institutional Research Services***
▪ **7.5** million accounts ▪ **53** U.S. mutual funds ▪ **18** non-U.S. mutual funds	▪ **2,300+** client relationships ▪ **43** of Fortune 100 companies ▪ Public pension funds across **44** states	▪ **19,000** client relationships ▪ **12** client offices in U.S. ▪ Referral network of **8,000** lawyers and accountants	▪ **1,000** client relationships ▪ **51** senior analysts ▪ **Independent** research

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Exhibit 99.03

[ALLIANCE CAPITAL LOGO]

Alliance Capital
Strength from Diversification:

Assets Managed, Markets Served

John D. Carifa
President and Chief Operating Officer

Mutual Fund Analyst Meeting
January 16, 2003

Introduction

Forward-Looking Statements

Certain statements provided by Alliance Capital Management L.P. (“Alliance Capital”) and Alliance Capital Management Holding L.P. (“Alliance Holding”) in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following:  the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

About Alliance Capital — Ownership Structure

As of September 30, 2002

Unit Ownership

[CHART]

Alliance Capital
Beneficial Ownership

[CHART]

If all unexercised options are included,
Alliance employee ownership is 20%.

* AXA Financial ownership includes General Partnership interests.

Employee ownership percentage includes restricted unit awards.

About Alliance Capital — Investment Considerations

Alliance Capital (The Operating Partnership)

• Assets Under Management: December 31, 2002	$386 billion
• Value(1):	$8.4 billion

Alliance Holding (The Publicly Traded Partnership)

• NYSE	Ticker: AC
• AC: Market Capitalization (public)	$2.6 billion
• Current Price:	$33.35
• Trailing Twelve Month Yield	6.9%
• 10 year DPU(2) Growth Rate	13.9%
• 5 year DPU(2) Growth Rate	12.3%

(1) Value of operating partnership is based upon price of Alliance Holding units as of 01/10/03 and total outstanding Alliance Capital units as of 9/30/02.

(2) Distributions per Unit.

Current price, value, market capitalization, and yield as of 01/10/03 .  AUM as of 12/31/03.

Strength from Diversification — Brief History of Alliance Capital

1962	Investment management department of Donaldson, Lufkin & Jenrette (DLJ) is founded to specialize in management of pension fund assets.

1971	DLJ’s investment management department is merged with Moody’s Investors Services investment advisory business to form Alliance Capital Management Corporation.

1985	Alliance Capital and DLJ are acquired by the Equitable Life Assurance Society of the United States.

1988	Alliance Capital “goes public” as a master limited partnership and is listed on the New York Stock Exchange.

1992	Equitable is acquired by AXA and subsequently renamed AXA Financial (1999).*

2000

Alliance Capital acquires Sanford C. Bernstein & Co. Inc., a premier global value franchise.  Provides diversification through entry into the private client and institutional research business, and scale and product breadth for global expansion.

*Equitable Companies Incorporated, an indirect parent of The Equitable Life Assurance Society of the United States, changed its name to AXA Financial, Inc. in September 1999

Our Mission

To be the premier

global research and investment management organization

through superior performance

across a broad range of investment disciplines

for a diverse group of clients

Globally Positioned in Key Markets

As of September 30, 2002

[GRAPHICS]

Resourced to Provide Superior Performance

As of December 31, 2002

	Equity	Fixed Income	Other	Total
Buy-Side Analysts	155	59	—	214

Sell-Side Analysts	95	—	—	95

Portfolio Managers	140	67	1	208

Traders
Buy-Side	28	8	—	36
Floor	25	—	—	25
Corporate Finance/Other	—	—	11	11

TOTAL	443	134	12	589

Includes investment professionals and analysts from joint venture affiliates and non-key investment locations.

Balanced Product Mix — AUM by Investment and Client Orientation

$386 Billion
at Dec. 31, 2002

Investment Orientation*

[CHART]

Client Orientation

[CHART]

Amounts in $ billions.

Equity includes balanced portfolios AUM.

A Strong Global Presence — AUM by Client Location(1)

$386 Billion
at Dec. 31, 2002

[CHART]

(1) Assets are categorized by country domicile of client accounts.
Amounts in $ billions.

Broad Range of Investment Disciplines

[CHART]

Diverse Group of Clients

As of September 30, 2002

Wholesale

Retail

•  7.5 million accounts

•  53 U.S. mutual funds

•  18 non-U.S. mutual funds

Direct Sales

Institutional Investment Mgmt

•  2,300+ client relationships

•  43 of Fortune 100 companies

•  Public pension funds across 44 states

Private Client

•  19,000 client relationships

•  12 client offices in U.S.

•  Referral network of 8,000 lawyers and accountants

Institutional Research Services

•  1,000 client relationships

•  51 senior analysts

•  Independent research

AUM by Channel

As of December 31, 2002

	Retail	Institutional Inv Mgmt	Private Client	Total
• Equity

• Growth	$39	$66	$4	$109

• Value	23	50	25	98

• Total Equity	62	116	29	207

• Fixed Income	71	74	10	155

• Passive	3	21	0	24

• Dec. 2002 AUM	$136	$211	$39	$386

In $ billions.

Strength from Diversification

•  Globally Positioned in Key Markets

•  Balanced Product Mix

•  Strong Distribution Channels

•  Highly Valued Independent Research Organization

•  Solid Financial Position

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